UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2009

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 3, 2009, MKS Instruments, Inc. (the "Company") announced revised guidance for the first quarter of 2009. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item and in the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 30, 2009, the Company committed to a plan of termination with respect to approximately 370 employees worldwide. This decision was based on the continued global financial crisis and its impact on our semiconductor equipment OEM customers and the other markets we serve. When combined with a previously announced plan of termination in January of 2009, this results in a reduction of approximately 600 employees in the first quarter.

As a result of these plans of termination, (1) the Company expects to incur approximately $6.3 million to $7 million in cash expenditures for severance and related costs in the quarter (including approximately $2.5 million related to the previously announced plan of termination), and (2) the Company expects annual compensation-related savings of approximately $40 million (including approximately $16 million related to the previously announced plan of termination).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 3, 2009

Safe Harbor Language

This Report on Form 8-K contains projections or other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27 of the Securities Act, and Section 21E of the Securities Exchange Act. These projections or statements, including the charges to be incurred and the compensation-related savings to be realized, are only predictions, and are subject to the final terms of the various terminations. Actual events or results may differ materially from those in the projections or other forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the projections or other forward-looking statements are fluctuations in capital spending in the semiconductor industry, fluctuations in net sales to MKS' major customers, potential fluctuations in quarterly results, the challenges, risks and costs involved with integrating the operations of MKS and any acquired companies, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and future growth subject to risks. Readers are referred to MKS' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and most recent quarterly report on Form 10-Q, for a discussion of these and other important risk factors concerning MKS and its operations. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

April 3, 2009	By:	/s/ Ronald C. Weigner

Name: Ronald C. Weigner
Title: VP, CFO and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 3, 2009